SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                   May 2, 2000

                    ----------------------------------------


                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                          1-8002                              04-2209186
(State or other                (Commission                      (I.R.S. Employer
jurisdiction of                File Number)               Identification Number)
incorporation or
organization)


81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                                02454-9046
(Address of principal executive offices)                              (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

     This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in
Exhibit 13 to Thermo Electron Corporation's Annual Report on Form 10-K for the year ended January 1, 2000. These include risks and uncertainties relating to: the Registrant's corporate reorganization, acquisition strategy, growth strategy, international operations, product development and technological change, possible changes in governmental regulations, changes in both capital spending by commercial customers and government funding policies, and dependence on intellectual property rights.

Item 5.  Other Events

      On May 2, 2000, the Registrant issued a press release,  attached hereto as
Exhibit 99, regarding its financial results for the quarter ended April 1, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements of Business Acquired: Not applicable.

         (b)      Pro Forma Financial Information: Not applicable.

         (c)      Exhibits

                 99     Press Release dated May 2, 2000.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 2nd day of May, 2000.



                                             THERMO ELECTRON CORPORATION


                                             By:  /s/ Theo Melas-Kyriazi
                                                  -----------------------------
                                                  Theo Melas-Kyriazi
                                                  Vice President and Chief
                                                  Financial Officer

                                                                      Exhibit 99

Investor Contact: 781-622-1111
Media Contact: 781-622-1252

                Thermo Electron Reports First Quarter Earnings

WALTHAM, Mass., May 2, 2000 - Thermo Electron Corporation (NYSE-TMO) today reported its financial results for the first quarter of 2000, ended April 1. Results for the 1999 quarter have been restated to exclude a number of businesses that Thermo Electron intends to sell or spin off according to its reorganization plan announced in January. The plan will allow the company to focus on its measurement and detection instrument businesses, which constitute substantially all of its continuing operations.

      For the first quarter of 2000, revenues were $598.9 million, compared with $555.8 million in 1999. Earnings per share from continuing operations were $.09 per diluted share in 2000, versus $.11 per diluted share a year ago. Excluding restructuring and unusual income or charges in both periods, earnings per share from continuing operations in 2000 were $.12 per diluted share, compared with $.13 per diluted share in 1999. Cash operating earnings per share from continuing operations (earnings excluding goodwill amortization and restructuring and unusual charges or income) were $.16 in 2000 versus $.17 last year.

      Thermo Electron's reorganization plan calls for the spin-off of two businesses - Thermo Fibertek and a medical products company - as a dividend to Thermo Electron shareholders. Including the results of those businesses, diluted earnings per share for the first quarter of 2000 would be $.20, compared with $.19 for the 1999 quarter, excluding restructuring and unusual charges or income.

      "While our first quarter results show modest revenue improvement, more importantly, they are beginning to reflect our fundamental shift in direction," said Richard F. Syron, chairman and chief executive officer of Thermo Electron. "For the first time in many quarters, our instrument businesses showed organic growth. The Life Sciences and Optical Technologies segments achieved combined internal revenue growth of 6 percent, excluding currency effects. First-quarter instrument bookings increased 14 percent overall, and 7 percent without acquisitions, dispositions, and currency effects. While reported diluted EPS declined by $.02, excluding unusual items and our late February 1999 acquisition of Spectra-Physics AB from both periods, our earnings per share for the 2000 quarter improved by $.02, from $.11 in the first quarter of 1999, to $.13 this year.

      "Regarding the two businesses that we plan to spin off as dividends to Thermo Electron shareholders, we are pleased to report strong quarterly results. Within the medical products business, revenues increased 14 percent due in significant measure to the expansion of the respiratory line through the acquisition of Jaeger, and operating income was 10 percent higher as a result of increased sales of respiratory products and strong demand for neurodiagnostic systems.

                                    -more-

At Thermo Fibertek, net income rose 22 percent and operating income increased 14 percent, excluding a business sold in 1999 and unusual charges. Using the same comparison, quarterly bookings were at record levels and backlog at quarter-end was 40 percent higher than a year ago - signs of marked resurgence in the paper recycling industry.

      "We are enthused about our prospects, both for the focused instrument company that Thermo Electron will become and the added value created by the two spinoffs. Most importantly, we have leading technologies and highly talented employees. This, together with our ability to direct our resources and attention toward the instrument business going forward and our new approach to managing those businesses - according to markets served in life sciences, optical technologies, and measurement and control - is bringing renewed strength and vigor to Thermo Electron. I am confident we will attain our aggressive growth goals."

Life Sciences
In the Life Sciences segment, revenues increased 5 percent to $191 million and segment income increased 7 percent to $29 million as a result of new products for clinical chemistry laboratories gained through acquisitions and higher demand for pharmaceutical and biochemical research instruments, including those used for immunoassay testing and the newly introduced Multiblock system for DNA amplification. Segment income margin improved slightly to 15.3 percent.

      With a renewed focus on internal growth, partnerships continue to play an integral role by combining industry-leading technologies that create new market opportunities. One such collaboration, with Beckman Coulter, Inc., resulted in an award-winning system that fully integrates Beckman's capillary electrophoresis system with the company's ion-trap mass spectrometers for the analysis of drugs and proteins in biological samples. Another example is an agreement with Abbott Laboratories to grant it a non-exclusive license to develop test kits that detect a bacterium thought to be linked to heart disease.

Optical Technologies
Revenues increased 10 percent to $198 million in the Optical Technologies segment as a result of the acquisition of Spectra-Physics Lasers, Inc. (SPLI) and increased demand for products sold to the semiconductor and telecommunications industries. Bookings grew 16 percent during the quarter, without acquisitions and currency effects. Segment income and margins, excluding restructuring charges, declined because of the February 1999 SPLI acquisition, which had very high shipments and profitability during the six weeks of the 1999 quarter it was included in the company's results. Without SPLI, segment income margins improved from 9.7 percent to 10.7 percent.

     Strong order growth continues to be fueled by capacity demands in the telecommunications industry, underscored by multiple orders for molecular beam epitaxy (MBE) systems used in high-volume production of wafers for cellular phones. In addition to efforts to broaden the applications for MBE technology, the company has begun construction of a high-volume production line to meet increased demand for its telecommunications-grade diffraction gratings used in fiber-optic networks, which also contributed to increased bookings.

Measurement and Control
The acquisition of Spectra-Physics increased revenues 18 percent in the Measurement and Control segment to $187 million; however, the inclusion of Spectra-Physics for the full quarter


                                    -more-
adversely affected margins. While internal revenues were essentially flat for the quarter, internal bookings for the segment were up 8 percent, signaling a pick-up in the markets we address. The company is working to create new opportunities within this sector by regrouping businesses according to common markets to allow the transfer of technologies and a broader line of products to be offered to customers.

     The company will hold its earnings conference call today at 10 a.m. EST. To listen, dial 888-872-9028 within the U.S., or 973-633-6740 outside the U.S. A pre-recorded company update will be available from 5 p.m. EST today until May 16, 2000. Please call 888-715-0404 within the U.S., or 402-220-1440 outside the
U.S.

     Thermo Electron Corporation is a leading provider of analytical and monitoring instruments used in a broad range of applications, from life sciences research to telecommunications to food and beverage production. In addition, Thermo Electron serves the healthcare market through a family of medical companies, and is a major producer of paper recycling systems and provides water-clarification and fiber-recovery products and services. As announced on January 31, 2000, the company has initiated a major reorganization that would transform it into one publicly traded entity focused on its core measurement and detection instruments business. The company's medical products and paper recycling businesses will be spun off as dividends to Thermo Electron shareholders. More information is available on the Internet at http://www.thermo.com.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-Looking Statements" in Exhibit 13 to the company's annual report on Form 10-K, for the year ended January 1, 2000. These include risks and uncertainties relating to: the company's corporate reorganization, acquisition strategy, growth strategy, international operations, product development and technological change, possible changes in governmental regulations, changes in both capital spending by commercial customers and government funding policies, and dependence on intellectual property rights.

                                    # # #


Consolidated Statement of Income (unaudited)

                                                         Three Months Ended
-------------------------------------------------------------------------------------
(In thousands except per share amounts)                April 1, 2000     April 3, 1999
-------------------------------------------------------------------------------------

Revenues                                                 $ 598,929         $ 555,750
                                                         ---------         ---------
Costs and Operating Expenses:
   Cost of revenues                                        325,183           312,112
   Selling, general, and administrative
      expenses                                             173,682           154,192
   Research and development expenses                        48,446            38,032
                                                         ---------         ---------
                                                           547,311           504,336
                                                         ---------         ---------

Operating Income Before Restructuring and
   Other Unusual (Costs) Income, Net                        51,618            51,414
Restructuring and Other Unusual (Costs) Income,
   Net                                                       7,700            (1,538)
                                                         ---------         ---------

Operating Income                                            59,318            49,876
Interest Income                                             10,175            14,173
Interest Expense                                          (23,040)          (24,457)
Other Income (Expense), Net                                (8,307)             2,228
                                                         ---------         ---------
Income from Continuing Operations Before
   Income Taxes, Minority Interest,
   and Extraordinary Item                                   38,146            41,820
Provision for Income Taxes                                  16,728            17,435
Minority Interest Expense                                    6,127             6,316
                                                         ---------         ---------
Income from Continuing Operations Before
Extraordinary Item                                          15,291            18,069

Income from Discontinued Operations (net of
   income taxes and minority interest
   of $11,268)                                                   -            10,230
                                                         ---------         ---------
Income Before Extraordinary Item                            15,291            28,299

Extraordinary Item (net of provision for income
taxes of $333)                                                 532                 -
                                                         ---------         ---------
Net Income                                               $  15,823         $  28,299
                                                         =========         =========
Earnings per Share from Continuing Operations
  Before Extraordinary Item:

  Basic                                                  $     .10         $     .11
                                                         =========         =========
  Diluted                                                $     .09         $     .11
                                                         =========         =========
Earnings per Share:

   Basic                                                 $     .10         $     .18
                                                         =========         =========
   Diluted                                               $     .09         $     .17
                                                         =========         =========
Weighted Average Shares:

   Basic                                                   156,813           158,045
                                                         =========         =========
   Diluted                                                 157,464           158,270
                                                         =========         =========

